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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 16, 2000


                                 ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-29089                  06-1562417
(State or other jurisdiction of   (Commission file number)        (IRS employer
 incorporation or organization)                               identification number)


                630 FIFTH STREET, SUITE 2100, NEW YORK, NY 10111
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 332-4774

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

     On November 16, 2000, we completed our acquisition of Aquila Biopharmaceuticals, Inc. The acquisition was structured as a merger of a wholly owned subsidiary of Antigenics with and into Aquila pursuant to an Agreement and Plan of Merger among Antigenics, St. Marks Acquisition Corp. and Aquila dated as of August 18, 2000. The merger was a tax-free reorganization and is being accounted for as a purchase. The Form 8-K originally filed on November 30, 2000 is being amended to incorporate by reference the historical financial statements and related notes for the business acquired in the merger as well as to include pro forma financial information of Antigenics Inc. giving effect to the merger.

     (a)  Financial Statements of Business Acquired.

          The following financial statements of Aquila Biopharmaceuticals, Inc., including the report of independent accountants
          PricewaterhouseCoopers, LLP, appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

          Report of Independent Accountants; Consolidated Statements of Operations for each of the three years in the period ended December 31, 1999; Consolidated Balance Sheets as of December 31, 1999 and 1998; Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 1999; Consolidated Statements of Shareholders' Equity for each of the three years in the period ended December 31, 1999; Notes to Financial Statements; Unaudited Consolidated Balance Sheets as of September 30, 2000 and December 31, 1999; Unaudited Consolidated Statements of Operations and Comprehensive Income for the nine month period ended September 30, 2000 and 1999; Unaudited Consolidated Statements of Cash Flows for the nine month period ended September 30, 2000 and 1999; Notes to Unaudited Interim Financial Statements.

     (b)  Pro Forma Financial Information.

          The following unaudited pro forma condensed consolidated financial statements appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

          Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information; Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000; Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999; Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine month period ended September 30, 2000; Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

     (c)  Exhibits:

2.1 Agreement and Plan of Merger among Antigenics Inc., St. Marks Acquisition Corp. and Aquila Biopharmaceuticals, Inc. dated as of August 18, 2000. Previously filed as Exhibit 99.1 to Antigenics' Current Report on Form 8-K dated August 18, 2000 (Commission File No. 0-29089) and incorporated herein by reference.

23.1      Consent of PricewaterhouseCoopers LLP. Filed herewith.

99.1 Press release, dated November 17, 2000. Previously filed as the same numbered exhibit to the initial filing of this report.

                                       2
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99.2      Financial Statements of Aquila Biopharmaceuticals, Inc., including the report of independent accountants PricewaterhouseCoopers LLP. Filed herewith.

99.3 Unaudited Pro Forma Condensed Consolidated Financial Information of Antigenics Inc. Filed herewith.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANTIGENICS INC.



Dated: January 29, 2001           By:  /s/ Garo H. Armen
                                       -----------------------------------------
                                        Garo H. Armen Ph.D., President and Chief
                                        Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
  NO.          DESCRIPTION
-------        -----------

2.1 Agreement and Plan of Merger among Antigenics Inc., St. Marks Acquisition Corp. and Aquila Biopharmaceuticals, Inc. dated as of August 18, 2000. Previously filed as Exhibit 99.1 to Antigenics' Current Report on Form 8-K dated August 18, 2000 (Commission File No. 0-29089) and incorporated herein by reference.

23.1           Consent of PricewaterhouseCoopers LLP. Filed herewith.

99.1 Press release, dated November 17, 2000. Previously filed as the same numbered exhibit to the initial filing of this report.

99.2 Financial Statements of Aquila Biopharmaceuticals, Inc., including the report of independent accountants
               PricewaterhouseCoopers LLP. Filed herewith.

99.3 Unaudited Pro Forma Condensed Consolidated Financial Information of Antigenics Inc. Filed herewith.